Exhibit 99.24


                                                                  EXECUTION COPY
                                                                  --------------

                            SHARED SERVICES AGREEMENT
                            -------------------------

               This SHARED SERVICES AGREEMENT (this "Agreement") is entered into as of November 17, 2003 by and among The Related Companies, L.P., a New York limited partnership ("Contributor Affiliate"), Related Management Company, a New York limited partnership ("Related Management," and together with Contributor Affiliate, the "Related Entities"), and CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC").

                              W I T N E S S E T H:
                              --------------------

               WHEREAS, this Agreement is made pursuant to, and as a condition of, that certain Contribution Agreement, dated as of December 17, 2002, by and among CCC and certain of the Persons, including an Affiliate of the Contributor Affiliate (together with certain other parties) (the "Contribution Agreement").

               NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, it is hereby agreed by and among the parties hereto as follows:

               Section 1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement.

               Section 2. Shared Services. Subject to the terms and conditions of this Agreement, Contributor Affiliate will provide to CCC and any of its Affiliates each of the services described in Schedule A and, if requested, any of the services described in Schedule B (each a "Shared Service," collectively, the "Shared Services"). The parties acknowledge and agree that the Shared Services are services which Contributor Affiliate currently provides for its own operations as well as the operations of the Subject Entities and that such Shared Services, as provided hereunder, shall be consistent in scope to the services provided by Contributor Affiliate during the 24-month period preceding the Effective Date (as defined in Section 6 below), subject to the right to modify such services as set forth herein. The parties further acknowledge and agree that nothing contained herein shall be deemed to prohibit Contributor Affiliate from continuing to provide such services for its own operations or for any other purpose. The Shared Services shall be provided in a manner and at a level of quality and performance substantially consistent with Contributor Affiliate's past practice and Contributor Affiliate's own operations. Notwithstanding the provision of Shared Services hereunder, Contributor Affiliate shall retain exclusive control over (i) its personnel and employment practices, and (ii) the manner in which it provides the Shared Services. In addition, Contributor Affiliate may discontinue any of the Shared Services if
(i) such Shared Services are no longer being provided by Contributor Affiliate and its Affiliates for their own operations, or (ii) such Shared Services are no longer provided on premises at 625 Madison Avenue, New York, New York (the "Premises") and relate specifically to the Premises (for example, reception, telecommunications, computer servers and mailroom services). Contributor Affiliate may modify the Shared Services provided to CCC hereunder, if and to the extent that such services are modified for the operations of Contributor Affiliate and its Affiliates. Contributor Affiliate shall provide CCC with written notice at least 90 days prior to the termination or material modification of any of the Shared Services.

               Section 3. Ownership Rights; Other Agreements

                    (a) Equipment and Software Ownership Rights. The parties acknowledge and agree that all (i) hardware and other equipment including, without limitation, all servers and imaging systems, and (ii) software that Contributor Affiliate uses in providing the Shared Services to CCC hereunder will be, as between Contributor Affiliate and CCC, proprietary to Contributor Affiliate, and at all times, as between Contributor Affiliate and CCC, Contributor Affiliate shall own all right, title and interest therein and thereto. Notwithstanding the foregoing, CCC shall retain the exclusive right to use in perpetuity, at its sole cost and expense, the telephone numbers: (800) 600-6422, (800) 831-4826 and (212) 588-1765, along with all direct dial numbers and facsimile numbers as in effect immediately prior to the Effective Date of Related Capital Company ("RCC") and the employees of RCC who are becoming employees of CCC as of the Effective Date. With respect to any third party software used by Contributor Affiliate in providing the Shared Services to CCC hereunder, CCC shall have no sublicense rights with respect to any such third party software by virtue of Contributor Affiliate's provision of the Shared Services. Certain software programs owned and used by Contributor Affiliate, including Lawson, Microsoft (license for servers), Crystal Reports, TWIN (treasury system) and E-Check (accounts payable system), were also used by RCC in connection with its business and the consent of the licensor may be required to make such software programs available to CCC subsequent to the Effective Date. To the extent such consent is required, during the Term applicable to such Services provided using such software, Contributor Affiliate and CCC will each bear 50% of any incremental cost of making such software programs available CCC subsequent to the Effective Date as compared to the costs prior to the Effective Date. No equipment or software of Contributor Affiliate, whether owned, leased or licensed, that is used in performing the Shared Services hereunder shall be deemed to be transferred, assigned, conveyed, leased or licensed to CCC by such performance or use. Notwithstanding the foregoing, CCC shall be entitled to receive a copy of, and to use without limitation, except for limitations applicable to the Contributor Affiliate, the software developed for the so-called "Entity System" and data bases relating thereto upon the expiration or earlier termination of this Agreement. The parties hereto agree that the ACS/DISC System which is used for investor relations and other functions is now and will continue to be the sole property of RCC.

                    (b) Sublease. The parties agree that if Contributor Affiliate chooses to vacate the ninth floor at the Premises (the "Ninth Floor"), then Contributor Affiliate shall give CCC at least 90 days prior written notice of such intention and offer to CCC the right to have the lease assigned to it or sublease the Ninth Floor, on the same terms as provided for in the existing lease (the "Lease Option"), subject to any required landlord consent. Contributor Affiliate agrees to use its commercially reasonable efforts to obtain such landlord consent. CCC shall have 30 days to notify Contributor Affiliate of the exercise of its rights under the Lease Option. If CCC does not exercise the Lease Option, Contributor Affiliate may surrender the Ninth Floor to the landlord, assign the lease, or sublet the Ninth Floor to a third party.


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               (c)        Conference Rooms at the Premises. Contributor
Affiliate and CCC agree that so long as Contributor Affiliate continues to occupy the Premises, Contributor Affiliate and CCC will continue to share conference rooms and training rooms on the fifth floor of the Premises and the Ninth floor, at no additional cost to either party, and the conference rooms and training rooms will be allocated in accordance with past practice.

               (d) Servers. Contributor Affiliate agrees that when it ceases to occupy the space on the Ninth Floor, it will transfer to CCC the RCC NTI server and the server with an external Raid Array, which are currently being used by RCC. Such transfer will be made in "as is" condition, without representation or warranty as to the servers and without any purchase payment except for future lease or maintenance payments, if any, payable to third parties with respect to such servers.

               (e) Status of Employees. Whenever an employee of Contributor Affiliate is utilized by Contributor Affiliate to perform Shared Services for CCC under this Agreement ("Allocated Employee"), such employees shall at all times remain an employee of Contributor Affiliate and shall remain subject to Contributor Affiliate's direction and control. Other than CCC's obligation to pay a portion of the cost of the Allocated Employees as Fees (as hereinafter defined), CCC shall have no liability to Contributor Affiliate or Contributor Affiliate's employees for Contributor Affiliate's employees' welfare, salaries, fringe benefits, workers' compensation, legally required employer contributions or tax obligations by virtue of the relationships established under this Agreement.

               (f)        Other Services.

                          (i) In addition to the Shared Services, for a period
of five years from the date hereof, so long as Stephen Ross or his affiliates continue to control Related Management (including, for all purposes of this Agreement, any successor thereto or any other Stephen Ross controlled entity that engages in substantially the same business), promptly following the written request of CCC or CharterMac ("CharterMac"), Related Management will provide to CCC or CharterMac or their Affiliates such other services relating to their investments as shall be reasonably requested by CharterMac or CCC (the "Other Services," and together with Shared Services, the "Services"). The Other Services shall be of a kind provided by Related Management to CharterMac or RCC and its Affiliates prior to the Effective Date. The Other Services shall be provided in a manner and at a level of quality and performance substantially consistent with Related Management's past practice and consistent with the manner and level that Related Management provides such services for itself and its Affiliates. Related Management may discontinue any of the Other Services if such Other Services are no longer being provided by Related Management for itself, its Affiliates or third parties. Related Management may modify the Other Services provided to CCC hereunder if and to the extent that such services are modified for the operations of Related Management and its Affiliates or third parties for whom such services are provided. Related Management shall provide CCC with written notice at least 90 days prior to the termination or material modification of any of the Other Services.

                          (ii) The fee for the Other Services shall be on the
same terms as such services would be provided to CCC or CharterMac by unaffiliated third parties. Prior to


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


commencement of such Other Services, Related Management shall furnish to CCC and/or CharterMac, as the case may be, a statement of basis on which services will be billed and an estimate for the cost of those services.

               Section 4. Data; Contributor Affiliate Information.

                    (a) Recordkeeping; Audits and Inspections. Each Related Entity shall be responsible for preparing and maintaining full and accurate records of all Services provided by such Related Entity to CCC or its Affiliates hereunder (and the calculation of Fees relating to such Services), including all data relating to the business of CCC or its Affiliates generated in the course of such Related Entity's performance of the Services (the "Data"). Each Related Entity shall keep, and make available, the Data during regular business hours at its place of business where such services are rendered or at such other location as required by applicable laws, rules or regulations of any governmental entity for audit or inspection by CCC or its authorized representatives and agents. CCC shall have the right, at its cost, to review the books and records (including the Data) of the Related Entities, or any of their Affiliates providing any of the Services hereunder, that relate to the Services provided under this Agreement. Any such review shall be conducted in a manner so as not to interfere unreasonably with the normal business operations of the Related Entities. The Related Entities agree to provide reasonable cooperation in connection with any such review and to make their records (including computer systems), personnel and facilities reasonably available so as to facilitate and minimize the cost of any such review.

                    (b)   Ownership of Data.

                          (i) The parties acknowledge and agree that, as between
the Related Entities and CCC, CCC shall own all right, title and interest in and to the Data. Each Related Entity shall use commercially reasonable efforts consistent with that which it does to maintain the confidentiality of similar information of its own, to maintain the Data and all other documents, expertise and technical, data processing, client and other information of and relating to CCC or its Affiliates furnished, disclosed or otherwise obtained by a Related Entity hereunder ("CCC Information") in confidence and shall not use CCC Information other than for the purpose of performing its obligations hereunder. Each Related Party shall restrict dissemination of CCC Information to only those Persons in its organization who are reasonably required to have access to such information in order to perform such Related Party's obligations under this Agreement.

                          (ii) This obligation of confidentiality with respect
to CCC Information shall not apply to or (as the case maybe) shall cease to apply to information that: (A) is generally known to the public prior to the date it was disclosed, or becomes generally known to the public subsequent to such disclosure, through no fault of the Related Entities, (B) was properly received by the Related Entities after the Effective Date free of any obligation of confidentiality, (C) was received subsequent to the disclosure hereunder from a third party who had a lawful right to disclose such information, (D) was required to be disclosed by the law or any governmental order, provided that the party required to make such disclosure shall, so far as is reasonably practicable to do so, provide prior written notice of such proposed disclosure to CCC, or (E) was independently developed by the Related Entities.


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                    (c)   Related Entities' Information.

                          (i) CCC acknowledges and agrees that all documents,
expertise and technical, data processing, client and other information of and relating to each Related Entity and furnished, disclosed or otherwise obtained by CCC hereunder ("Related Entities' Information") shall be proprietary to such Related Entity, and CCC shall use commercially reasonable efforts consistent with that which it does to maintain the confidentiality of similar information of its own, to maintain the Related Entities' Information in confidence and shall not use the Related Entities' Information for any purpose except as required hereby. CCC shall restrict dissemination of Related Entities' Information to only those Persons in its organization who are reasonably required to have access to such information in order to perform CCC's obligations under this Agreement.

                          (ii) This obligation of confidentiality with respect
to the Related Entities' Information shall not apply to or (as the case maybe) shall cease to apply to information that: (A) is generally known to the public prior to the date it was disclosed, or becomes generally known to the public subsequent to such disclosure through no fault of CCC, (B) was properly received by CCC after the Effective Date free of any obligation of confidentiality, (C) was received subsequent to the disclosure hereunder from a third party who had a lawful right to disclose such information, (E) was required to be disclosed by the law or any governmental order, provided that the party required to make such disclosure shall, so far as is reasonably practicable to do so, provide prior written notice of such proposed disclosure to the applicable Related Entity, or
(E) was independently developed by CCC.

               Section 5. Fees.

                    (a) Calculation. Each of the Shared Services shall be provided by Contributor Affiliate or its Affiliates in accordance with the costs or cost formulas set forth on Schedule A (and, as applicable, Schedule C), and upon CCC's request to Contributor Affiliate, any of the additional services set forth in Schedule B shall be provided by Contributor Affiliate or its Affiliates in accordance with the costs or cost formulas set forth on Schedule B (and, as applicable, Schedule C) (the "Fees"); provided, however that such Fees shall not be greater than the amount that CCC or CharterMac reasonably would be required to pay within the range of prices for such services as is typically charged at the relevant time by unaffiliated third parties. Additionally, CharterMac shall have the right to challenge any increase in Fees caused by increased costs resulting from changes in the requirements of Contributor Affiliate or its Affiliates that did not also apply in a substantially similar manner to CharterMac, CCC or RCC

                    (b) Payment of Fees. Each Related Entity will invoice CCC on a monthly basis for all Services rendered by such Related Entity during the preceding month (the "Monthly Invoice") and CCC will pay such Monthly Invoice within 15 Business Days following receipt by CCC. The Services provided and the Fee for each Service shall be individually itemized. Contributor Affiliate will provide CCC with reasonable supporting evidence for any invoice upon request.

               Section 6. Term of this Agreement. This Agreement shall be effective on the date hereof (the "Effective Date") and unless earlier terminated as set forth in Section 7 below, shall


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continue in full force and effect until the later of (i) the fifth anniversary hereof and (ii) the date Stephen M. Ross is no longer a member of the Board of Trustees of CharterMac (the "Term").

               Section 7.  Termination; Effect of Termination.
                           ----------------------------------

                    (a) Early Termination. This Agreement may be terminated prior to the expiration of the Term hereof as set forth below:

                          (i) In the event that CCC shall fail to pay any Fees
payable hereunder within 15 days following the date when due, then this Agreement shall terminate 10 days following receipt of written notice from Contributor Affiliate to CCC, unless CCC shall pay such Fees within such 10-day period; provided, however, that CCC shall not be obligated to pay the amount of any Fee (or portion thereof) as to which it has a good faith dispute, so long as CCC gives the Related Entities prompt notice of such dispute and a reasonably detailed statement of the basis for the dispute. The parties shall cooperate in good faith to resolve any such dispute as soon as possible and until so resolved the Related Entities shall continue to provide the Services hereunder in the normal course.

                          (ii) In the event that a Related Entity, on the one
hand, or CCC, on the other hand, shall (A) authorize or agree to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, corporation, receivership or other similar law now or hereafter in effect, or (B) have any involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, then CCC, or any Related Entity, as applicable, shall have the right to terminate this Agreement, or terminate this Agreement with respect to certain services provided to CCC or such Related Entity, as applicable, hereunder, immediately upon its delivery of written notice to such Related Entity or CCC, as applicable.

                    (b) Accrued Fees on Termination. Upon the expiration of the Term or other termination of this Agreement, CCC will pay all amounts due and owing to Contributor Affiliate through the date of such termination.

                    (c) Return of CCC Information. Upon the expiration of the Term or other termination of this Agreement, each Related Entity shall return to CCC within 30 days of the expiration of the Term or the termination of this Agreement all CCC Information in such Related Entity's possession or under such Related Entity's control. The Related Entities shall be permitted to retain copies of all CCC Information that it is required to retain pursuant to applicable laws, rules or regulations of any governmental entity. To the extent not already the property of CCC, title to and risk of loss for all CCC Information will pass to CCC upon delivery of such CCC Information to CCC.

                    (d) Election to Reduce Term or Scope of Services. Notwithstanding anything to the contrary herein, (i) CCC shall have the right to terminate this Agreement, or to terminate this Agreement with respect to any Services provided hereunder, at any time upon 90 days prior


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written notice to Contributor Affiliate and (ii) nothing in this Agreement shall restrict CCC or its Affiliates from obtaining the Services or any similar or other services from any Person other than the Related Entities including, without limitation, through CCC or its Affiliate arranging to have such services provided internally or through third party arrangements.

               Section 8. Limitation of Liability. IN NO EVENT WILL ANY PARTY BE LIABLE TO THE OTHER PARTIES, IN CONTRACT, TORT OR OTHERWISE, FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT. CONTRIBUTOR AFFILIATE SHALL HAVE NO LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE PROVISION OF SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT ANY LOSS, LIABILITY OR DAMAGE RESULTS FROM ITS RECKLESSNESS, GROSS NEGLIGENCE, OR WILLFUL OR INTENTIONAL MISCONDUCT.

               Section 9. Indemnification. The Related Entities, jointly and severally, on the one hand, and CCC, on the other hand, will defend, indemnify, save and hold harmless CCC, or Contributor and/or Related Management, as applicable, and its officers, directors, employees and agents from any and all demands, liabilities, costs or expenses, including reasonable attorney's fees and disbursements, arising out of or resulting from a third party claim primarily resulting from gross negligence, recklessness or willful or intentional misconduct of such party or its employees or agents.

               Section 10. Force Majeure. No party shall be liable to the other parties for its inability to perform under this Agreement if such inability is due to strike or other labor dispute, fire, war, insurrection, Act of God, governmental intervention, terrorism or any other event that is otherwise unavoidable with reasonable diligence and is caused by any event not within such party's reasonable control and without its fault or negligence (each a "Force Majeure Event"). Any party claiming the benefit of this Section 10 shall promptly notify the other parties in writing upon learning of the occurrence of any Force Majeure Event and upon such notice the affected provisions and/or other requirements of this Agreement shall be suspended or reduced by an amount consistent with reductions made to the other operations of such party during the period of such disability. Upon the cessation of such Force Majeure Event, Contributor Affiliate or Related Management Co., as the case may be, will use its commercially reasonable efforts to resume its performance of the Services hereunder as soon thereafter as reasonably practicable. If the Force Majeure Event continues to have effect for a period of more than 30 days, the party not claiming relief under this section shall have the right to terminate this Agreement immediately upon written notice of such termination to the other party.

               Section 11. Miscellaneous Provisions.

                    (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:


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               If to the Contributor Affiliate or Related Management, as the
case may be, to:

                           The Related Companies, L.P.
                           625 Madison Avenue
                           New York, New York  10022
                           Attention: Mr. Michael Brenner

               with a copy to:

                           Michael Orbison
                           625 Madison Avenue
                           New York, New York 10022

                                  and

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York  10036-8299
                           Attention:  Steven A. Fishman, Esq.

               If to CCC, to:

                           CharterMac Capital Company, LLC
                           625 Madison Avenue
                           New York, New York  10022
                           Attention: Alan P. Hirmes

               with a copy to:

                           Paul, Hastings, Janofsky &Walker LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention:  Mark Schonberger, Esq.

                           Any party may by notice given in accordance with this
Section 11(a) to the other parties designate another address or Person for receipt of notices hereunder.

                    (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the independent trustees of CharterMac.

                    (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CCC, shall require the approval of not less than a majority of the independent trustees of CharterMac), but such a waiver or failure to insist upon strict compliance with respect to such


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obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits Consent by or on behalf of any party hereto, such Consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11(c).

                    (d) Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

                    (e) Jurisdiction. Any action or proceeding arising under or in connection with this Agreement shall be instituted in the United States District Court for the Southern District of New York or the courts of the State of New York sitting in the County of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceedings and irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto Consent to service of process upon them in the manner set forth in Section 11(a) hereof.

                    (f) Assignment. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties, provided that (i) CCC shall have the right to assign its rights and obligations hereunder to a third party in the event of a transfer of substantially all of its assets and business whether by means of sale, assignment, consolidation, reorganization, merger or otherwise and provided the third party assumes all obligations and liabilities of CCC hereunder and that CCC stays fully liable therefor and (ii) either of the Related Entities may elect to have any of its obligations hereunder performed by an Affiliate (provided that no such assignment shall release either of the Related Entities from any such obligations).

                    (g) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                    (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (i) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

                    (j) Entire Agreement. This Agreement, together with the Contribution Agreement and the other Collateral Agreements, embodies the entire agreement and


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understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

                    (k) Survival. Upon the termination or expiration of this Agreement, the following Sections shall survive: 3(a), 3(b), 3(d), 3(e), 4, 7, 8, 9, 10 and 11.

                    (l) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that CharterMac is an intended third party beneficiary of this Agreement and shall have the right, independently or together with CCC, to enforce the provisions of this Agreement.

                    (m)    Interpretation.

                           (i) The parties hereto have participated jointly in
the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                           (ii) All pronouns and any variations thereof refer to
the masculine, feminine or neuter, singular or plural, as the context may require.

                           (iii) The words "include," "includes" and "including"
shall be deemed to be followed by the phrase "without limitation."

                    (n) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.


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               IN WITNESS WHEREOF, this Agreement is hereby executed as of the day and year first above written.

                                        THE RELATED COMPANIES, L.P.


                                        By:  The Related Realty Group, Inc.,
                                        General Partner

                                        By:  /s/ Jeff T. Blau
                                             -----------------------------------
                                             Name: Jeff T. Blau
                                             Title: President


                                        RELATED MANAGEMENT COMPANY


                                        By: RCMP Inc.
                                        General Partner

                                        By:  /s/ Jeff T. Blau
                                             -----------------------------------
                                             Name: Jeff T. Blau
                                             Title: Vice President


                                        CHARTERMAC CAPITAL
                                        COMPANY, LLC

                                        By: CHARTERMAC CORPORATION,
                                            Managing Member

                                            By:  /s/ Alan P. Hirmes
                                                 -------------------------------
                                                 Name: Alan P. Hirmes
                                                 Title: Chief Operating Officer


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

                                                                                       SCHEDULE A
                                                                                       ----------

                                         SHARED SERVICES
                                         ---------------


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                         SERVICE/ASSET                                        COSTS

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Computer Equipment and Services
-------------------------------

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

1.  Servers/Networking Equipment: Contributor Affiliate          Amortization of cost of
    shall provide those services needed to maintain the data     equipment in accordance with
    processing requirements of CCC, including without            current methodology and
    limitation, the continued use of Contributor Affiliate's     allocated cost of network
    servers, maintenance of back-up for data and other           operations. See Schedule C.
    networking equipment and continued inclusion of CCC on
    Contributor Affiliate's intranet and network on the same
    basis as Related Capital Company ("RCC") was included
    prior to the Effective Date.

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2.  PC/Server Maintenance: Contributor Affiliate shall           See Schedule C.
    maintain CCC's computer equipment, including without
    limitation, CCC's personal computers, servers and other
    related computer equipment.

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Computer Support Services
-------------------------

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1.  Help Desk/Training: Contributor Affiliate shall              Help desk based on number of
    provide help desk support and computer training for CCC's    calls and training costs allocated
    employees.                                                   in proportion to head count at the
                                                                 Premises; the costs will be
                                                                 determined in accordance with
                                                                 current methodology.

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Office Services
---------------

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1.  Reception Services: Contributor Affiliate shall              See Schedule C.
    provide reception services to CCC.

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2.  Mailroom Services: Contributor Affiliate shall  provide      See Schedule C.
    mailroom services, including without limitation, the
    continuation of all licenses, postage meters, accounts,
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
courier and express mail delivery services.

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3.  Office Management: Contributor Affiliate shall               CCC will be charged 100% of the
    provide (i) office supplies, including, without              direct cost of the cost of the
    limitation, CCC letterhead and stationery; (ii)              supplies listed in (i) and
    oversight of capital improvements for the Premises; and      special orders made at the
    (iii) services in connection with purchases of               request of CCC.
    furnishings, equipment and other office items for
    CharterMac's office.                                         Costs for Shared Services listed
                                                                 in (ii) and (iii) shall be in
                                                                 accordance with Schedule C.

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Telecommunication Services
--------------------------

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Telecommunication Services:  Contributor Affiliate shall         CCC's use of the
provide services necessary to maintain telecommunications        telecommunications network
needs of CCC, including, without limitation, telephone line      will be invoiced on a per call
services, telephone calls and related maintenance contracts.     basis in accordance with
In addition, Contributor Affiliate shall provide access to       current practice, and direct
additional trunk lines for rollover numbers consistent with      charges will be made for new
usage requirements, plus additional trunk lines as maybe         custom equipment.
required by CCC.

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Shared Equipment/Supplies: The equipment and supplies which      CCC will be charged 100% of the
the Allocated Employees would use in the ordinary course of      direct cost of new custom
providing the office and telecommunications services pursuant    equipment ordered at the request
to this Agreement; including, without limitation, Seller         of CCC for CCC's exclusive use.
Affiliates's current telephone system.                           Costs relating to installing new
                                                                 equipment used by CCC will be
                                                                 paid in accordance with Schedule
                                                                 C.

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E-mail Services
---------------

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1.  Contributor Affiliate shall maintain the existing RCC        No charge.
    employee e-mail addresses and provide new e-mail addresses for new employees who become employees of CCC prior to the time CCC e-mail addresses are provided by CCC to its
    employees ("RCC E-mail Addresses") for up to 2 months
    after the Effective Date.  CCC will endeavor to change
    such e-mail addresses to addresses other than the RCC
    E-mail promptly following the Effective Date and notify
    Persons with whom it does business of such change.  After
    such period, CCC will
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
cause any e-mails sent to RCC E-mail Addresses to be forwarded to E-mail addresses specified by CharterMac. The RCC E-mail
Addresses shall not be re-assigned to any other party during the Term.

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Kitchen/Lunchroom Services
--------------------------

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1.  Contributor Affiliate shall provide CCC with                 See Schedule C.
    (i) equipment and supplies located in Contributor
    Affiliate's kitchen/pantry room from time to time and
    which are used in the ordinary course of Contributor
    Affiliate's business, (ii) maintenance of vending
    machines located at the Premises, (iii) catering services
    and supplies, and (iv) daily supplies of coffee and other
    beverages.

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Human Resources
---------------

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1.  Contributor Affiliate shall provide assistance with          Fee will be $ 24,217 per month,
    (i) recruiting, (ii) employee recordkeeping and office       subject to adjustment (as of
    management, (iii) processing payroll information and         each fiscal year) for changes in
    submission of such data to the payroll administrator in      the relative number of personnel
    accordance with CCC's instructions, and (iv) employee        and for changes in Contributor
    benefits consistent with past practice.                      Affiliate's cost of providing
                                                                 services.

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2.  All of the equipment and supplies which the Allocated        Included in item 1 above.
    Employees use in the ordinary course of providing the
    services rendered in human resources services in
    connection with foregoing item 1. above.

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                                                                                       SCHEDULE B
                                                                                       ----------

OTHER SERVICES

              Below is a list of additional services available upon request of CCC:

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                         SERVICE/ASSET                                        COSTS

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
1.  In-house legal services in accordance with past practice.    Fee will be charged based on a
                                                                 method to be agreed upon prior
                                                                 to providing services consistent
                                                                 with past practice or the method
                                                                 then being used to allocate
                                                                 costs to Affiliates of
                                                                 Contributor Affiliate.

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2.  Insurance services in accordance with past practice.         Fee will be charged based on a
                                                                 method to be agreed upon prior
                                                                 to providing services
                                                                 consistent with past practice
                                                                 or the method then being used
                                                                 to allocate costs to
                                                                 Affiliates of Contributor
                                                                 Affiliate.

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3.  In-house tax compliance services in accordance with past     Fee will be charged based on a
    practice.                                                    method to be agreed upon prior
                                                                 to providing services consistent
                                                                 with past practice or the method
                                                                 then being used to allocate
                                                                 costs to Affiliates of
                                                                 Contributor Affiliate.

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4.  Project/property development accounting services in          Fee will be charged based on a
    accordance with past practice.                               method to be agreed upon prior
                                                                 to providing services consistent
                                                                 with past practice or the method
                                                                 then being used to allocate
                                                                 costs to Affiliates of
                                                                 Contributor Affiliate.

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5.  Software development, modification and programming.          Fee will be charged based on a
                                                                 method to be agreed upon prior
                                                                 to providing services
                                                                 consistent with past practice
                                                                 or the method then being used
                                                                 to allocate costs
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
                                                                 to Affiliates of Contributor
                                                                 Affiliate.

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


                                                                      SCHEDULE C
                                                                      ----------

                          FORMULAS FOR COSTS, EXPENSES
                       AND ALLOCATIONS FOR SHARED SERVICES
                       -----------------------------------

Except as otherwise set forth on Schedule A or B hereto, the Fees for all Shared
Services will be calculated based upon the current methodology used to allocate the costs of such services to RCC, a copy of which is attached hereto as Exhibit
A. Notwithstanding the foregoing, calculations of Fees shall not include any overhead relating to Stephen Ross, Jeffrey Blau and Michael Brenner or their successors, including, without limitation, the rents allocable to the space used by such persons and any secretaries or support staff specifically allocable to such persons.



                                                                       EXHIBIT A
                                                                       ---------

Related Partners Overhead Allocations
2002

Rent Allocation:
Allocated based on the percentage of the total square footage occupied by each department less common spaces (i.e. hallways, bathrooms, cafeterias etc.). A standard square footage is assigned to each employee based on the type of space, which they occupy (i.e. single or double cubicle, small or large office). A manual review of each floor is conducted during each year's budget process to verify the seating chart of each department. Changes are also made as departments are added, expand or contract during the year.

Human Resources Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Human Resources Department. Includes entities outside the New York office. The headcount list is supplied by the Payroll Department and is updated monthly.

Office Services Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Office Services Department. Only those departments located at 625 Madison and 86th Street share in the Office Services allocation. Since the Human Resources Allocation is completed prior to the Office Services allocation, the H/R Department headcount is excluded from the O/S calculation. The headcount list is supplied by the Payroll Department and is updated monthly.

IT Department Allocation:
Three allocations make up the IT Department's allocation. Infrastructure expenses are allocated based on the headcount of the companies and departments which the IT Department has the responsibility of supporting. The headcount list is supplied by the Payroll Department and is updated monthly.
Help Desk expenses are allocated based on the number of calls to the Help Desk every month. A monthly call summary is supplied by the IT Department. Programming Expenses are allocated based on the monthly timesheets that the programmers in the IT Department complete. The Payroll Department supplies a monthly timesheet summary report for their time. Since the H/R and O/S allocations are completed prior to the IT Department allocation, they are not included in the calculation of the IT Department's allocation.

Payroll Department Allocation:
Allocated based on the headcount of the companies and departments that have their payroll processed by Related's Payroll Department. Includes entities outside the New York office. The headcount list is supplied by the Payroll Department and is updated monthly. Since the H/R, O/S and IT allocations are completed prior to the Payroll Department allocation, their headcount is not included in the calculation of the Payroll Department's allocation.

Development Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Development Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Development Accounting Department is deducted from the summary and the allocation is calculated on the time remaining. Since the H/R, O/S, IT & Payroll Department allocations are completed prior to the Development Accounting Department allocation, any time charged to those departments is also not included in the calculation of the Development Accounting Department allocation.

Corporate Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Corporate Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Corporate Accounting Department is deducted from the summary and the allocation is calculated on the time remaining. Since the H/R, O/S, IT & Payroll Department allocations are completed prior to the Corporate Accounting Department allocation, any time charged to those departments is also excluded from the calculation of the Corporate Accounting Department allocation.

Treasury Department Allocation:
Allocated based on the monthly timesheets filled out by the Treasury Department. The Payroll Department supplies a monthly timesheet summary report for their time.

Tax Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Tax Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Tax Accounting Department is deducted from the summary and the allocation is calculated on the time remaining.

Executive Department Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Executive Department. Entities outside of the NY office are included. The Executive Allocation is the final Related Partners allocation completed each month and, as such, the headcount for the other Related Partners departments is excluded from the calculation of the Executive Department allocation. The headcount list is supplied by the Payroll Department and is updated monthly.


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